Exhibit 10.1

EXECUTION VERSION

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Agreement”) is made as of October 27, 2014, by and among Dr. Sandeep Kapoor, M.D., an individual (“Kapoor”), and Marine Metspakyan, an individual (“Metspakyan” and, together with Kapoor, each a “Rollover Seller” and collectively the “Rollover Sellers”) and Apollo Palliative Service LLC, a California limited liability company (“APS”).

recitals

WHEREAS, APS is acquiring all of the issued and outstanding membership interests of Best Choice Hospice Care, LLC, a California limited liability company (the “Company”), pursuant to this Agreement and that certain Membership Interest Purchase Agreement, dated as of the date hereof, by and among APS and the Rollover Sellers (the “Purchase Agreement”) (except as otherwise provided herein, all capitalized terms used herein shall have the meanings set forth in the Purchase Agreement);

WHEREAS, Kapoor owns membership interests of the Company, which constitute fifty percent (50%) of the issued and outstanding membership interests and other equity interests, including securities convertible or exercisable into capital stock or other equity interests, of the Company (the “Kapoor Interest”);

WHEREAS, Metspakyan owns membership interests of the Company, which constitute fifty percent (50%) of the issued and outstanding membership interests and other equity interests, including securities convertible or exercisable into capital stock or other equity interests, of the Company (the “Metspakyan Interest” and, together with the Kapoor Interest, the “Securities”);

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Rollover Sellers are contributing to APS a portion of the Securities held by such Rollover Sellers (such portion, as described on Exhibit A, the “Rollover Securities”);

WHEREAS, the Rollover Sellers desire to contribute to APS, and APS desires to accept the contribution of all of Rollover Sellers’ rights, title and interests in and to the Rollover Securities, as set forth opposite each Rollover Seller’s name on Exhibit A attached hereto, in exchange for certain membership interests in APS, as set forth opposite each Rollover Seller’s name on Exhibit B attached hereto;

WHEREAS, upon Metspakyan’s receipt of the membership interests in APS to be received by Metspakyan hereunder, Metspakyan shall immediately transfer such membership interests to GNS Medical Holdings, LLC, a California limited liability company (“GNS”), of which her husband, Rob Mikitarian, is the sole member; and

WHEREAS, immediately following the transactions contemplated hereby (including the assignment contemplated above), all issued and outstanding membership interests and other equity interests, including securities convertible or exercisable into capital stock, membership interest or other equity interests of the Company (other than the Rollover Securities) are being transferred to APS in exchange for cash pursuant to the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONTRIBUTION

1.           Contribution of Securities. The Rollover Sellers hereby grant, convey, bargain, sell, assign, contribute, set over, transfer and deliver to APS and its successors and assigns as of the Effective Time (as defined below) free and clear of any liens or other restrictions or claims from any person, all of the Rollover Securities and all rights, titles and interests therein with all appurtenances thereto, TO HAVE AND TO HOLD, unto APS, its successors and assigns forever.

2.           Capital Contribution. The transfer and conveyance of the Rollover Securities shall be a contribution to the capital of APS, and in exchange for such contribution, APS shall admit Rollover Sellers as members of APS, issuing membership interests in APS in exchange for such contribution, as set forth opposite each Rollover Seller’s name on Exhibit B attached hereto (the “APS Interest”).

3.           Assignment. Immediately upon Metspakyan’s receipt of the membership interests in APS pursuant to Section 2 above, Metspakyan shall assign her entire interest in such membership interests to GNS, pursuant to the terms of the Membership Interest Assignment in the form of Exhibit C hereto.

4.           Operating Agreement. Kapoor and GNS shall execute and deliver the Operating Agreement of APS, which shall be in the form of Exhibit C hereto

5.           Effective Time. The contribution and conveyance of the Rollover Securities described in Section 1 and the assignment contemplated by Section 3 shall take place in successive order immediately prior to the Closing (as defined in the Purchase Agreement) (the “Effective Time”).

6.           Representations and Warranties. In connection with the issuance of the APS Interest, each Rollover Seller represents and warrants to APS that:

(a)          The APS Interest is being acquired for such Rollover Seller’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities and Exchange Act of 1933 (as amended, the “1933 Act”), or any applicable state securities laws, and the APS Interest will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

(b)          Such Rollover Seller is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the APS Interest.

(c)          Such Rollover Seller is able to bear the economic risk of its investment in the APS Interest for an indefinite period of time because the APS Interest has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

(d)          Such Rollover Seller has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the APS Interest and has had full access to such other information concerning APS as it has requested.

(e)          This Agreement and the transactions contemplated hereby constitute the legal, valid and binding obligation of such Rollover Seller, enforceable in accordance with its terms, and neither such Rollover Seller’s execution, delivery or performance of this Agreement nor the consummation by such Rollover Seller of the transactions contemplated hereby will (i) violate or cause a breach of any agreement, contract or instrument to which such Rollover Seller is a party or any judgment, order or decree to which such Rollover Seller is subject other than in cases where such restrictions have been waived in writing prior to the date hereof, or (ii) conflict with or violate any law applicable to such Rollover Seller. Such Rollover Seller has all requisite individual power and authority to make, execute and deliver this Agreement, and perform its obligations hereunder and to consummate the transactions contemplated hereby.

(f)          Such Rollover Seller: (i) understands and acknowledges that the APS Interest being issued to such Rollover Seller has not been registered under the 1933 Act, nor under the securities laws of any state, nor under the laws of any other country and (ii) recognizes that no public agency has passed upon the accuracy or adequacy of any information provided to such Rollover Seller or the fairness of the terms of its investment in the APS Interest.

(g)          Such Rollover Seller represents that it has been called to such Rollover Seller’s attention, by those individuals with whom such Rollover Seller has dealt in connection with its investment in the APS Interest, that such investment is a speculative venture, involves a high degree of risk and is subject to complete risk of loss.

(h)          Such Rollover Seller became aware of the offering of the APS Interest other than by means of general advertising or general solicitation.

(i)          Such Rollover Seller is an “accredited investor” within the meaning of Regulation D of the 1933 Act.

7.           Representations and Warranties. In connection with the issuance of the APS Interest, APS represents and warrants to each of the Rollover Sellers that:

(a)          APS is a limited liability company duly formed, validly existing and in good standing under the laws of the State of California.

(b)          This Agreement and the transactions contemplated hereby constitute the legal, valid and binding obligation of APS, enforceable in accordance with its terms, and neither APS’s execution, delivery or performance of this Agreement nor the consummation by APS of the transactions contemplated hereby will (i) violate or cause a breach of any agreement, contract or instrument to which APS is a party or any judgment, order or decree to which APS is subject, (ii) conflict with or violate any provision of the certificate of organization, the Operating Agreement or any other organizational or governance documents of APS or any resolution or action adopted by the managers of APS, or (iii) (assuming the representations and warranties in Section 6 are true and correct) conflict with or violate any law applicable to APS. APS has all requisite limited liability company power and authority to make, execute and deliver this Agreement, and perform its obligations hereunder and to consummate the transactions contemplated hereby.

8.          Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument. In the event that a signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf” or other electronic format signature page were an original thereof.

9.          Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

10.         Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

11.         Reformation; Severability. In case any term or other provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be reformed to best effectuate the intent of the parties hereto and permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If such provision is not capable of reformation, it shall be severed from this Agreement and the enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.         Amendment. This Agreement may be amended or modified in whole or in part only by an agreement in writing executed by all parties hereto and making specific reference to this Agreement.

[Remainder of Page Intentionally Left Blank;

Signature Page(s) to Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

APS:

APOLLO PALLIATIVE SERVICES LLC,
a California limited liability company

By:
Name: Liviu Chindris, M.D.
Title: President

Signature Page to Contribution Agreement

ROLLOVER SELLERS:

Dr. Sandeep Kapoor, M.D.

Marine Metspakyan

Signature Page to Contribution Agreement

Exhibit A

Rollover Securities

Rollover Seller	Rollover Securities from Best Choice Hospice Care, LLC

Dr. Sandeep Kapoor, M.D.:	20.85% of his 50% interest in Best Choice Hospice Care, LLC

Marine Metspakyan:	20.85% of her 50% interest in Best Choice Hospice Care, LLC

Exhibit B

APS Membership Interests

Rollover Seller	APS Membership Interest

Dr. Sandeep Kapoor, M.D.	8.0%
Marine Metspakyan	8.0%

Exhibit C

Membership Interest Assignment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Marine Metspakyan, an individual, does hereby assign, transfer and deliver 100% of her membership interest in and to Apollo Palliative Service LLC, a California limited liability company, to GNS Medical Holdings, LLC, a California limited liability company.

IN WITNESS WHEREOF, the undersigned have executed this Membership Interest Assignment effective as of October __, 2014.

Marine Metspakyan

Exhibit D

Operating Agreement of APS

Please see attached.